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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our reports included in this Amendment No. 1 to Form S-3 Registration Statement of SPX Corporation and to all references to Arthur Andersen & Co., included in or made part of this filing.


                                          ARTHUR ANDERSEN & CO.
Chicago, Illinois,
May 10, 1994